October 1, 2001


Johnson Mutual Funds Trust

Supplement to the Prospectus
Dated April 30, 2001

On October 1, 2001, certain employees of Johnson Investment Counsel, Inc., through a new company, acquired substantially all of the assets and business of Johnson Investment Counsel,
Inc., the adviser to the Funds. The newly formed company will maintain the name Johnson
Investment Counsel, Inc. (the "New Adviser"). From that date, the New Adviser has been operating as adviser to the Funds pursuant to interim management agreements approved by the
Board of Trustees. As required by the Investment Company Act of 1940, the Funds' shareholders will be asked to approve new management agreements with the New Adviser. The new management agreements will be identical to the current management agreements in all respects except for the applicable effective and termination dates. The new management agreements will have no effect on the contractual management fees. No changes are currently planned that would affect the services or management provided to the Funds. All personnel in the portfolio management, research and administrative departments will remain in place.

This supplement, and the Prospectus dated April 1, 2001, provide the information a prospective investor ought to know before investing in the Funds and should be retained for future reference.
A Statement of Additional Information has been filed with the Securities and Exchange
Commission dated April 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds locally at (513) 661-3100 or toll free at (800) 541-0170.